Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (File No. 333-02493) and Form S-3 (File No. 333-07263).


San Francisco, California                                ARTHUR ANDERSEN LLP
March 25, 1997